FIRST BANCORP.
NOTES TO CONSOLIDATED

FINANCIAL

STATEMENTS-(Continued)
1
CERTIFICATION
EXHIBIT

32.2
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 Title 18,
United States Code)

Pursuant to

Section 906 of

the Sarbanes-Oxley

Act of 2002

(subsections (a) and

(b) of Section

1350, Chapter 63

of Title

18,
United

States Code),

the undersigned

officer

of First

BanCorp.,

a Puerto

Rico corporation

(the “Company”),

does hereby

certify,

to
such officer’s knowledge, that:

The

Annual

Report

on

Form

10-K/A

for

the

year

ended

December

31,

2022

(the

“Form

l0-K/A”)

of

the

Company

fully
complies

with

the

requirements

of

section

l3(a)

or

15(d)

of

the

Securities

Exchange

Act

of

1934

and

information

contained

in

the
Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 13, 2023 /s/ Orlando Berges
Name: Orlando Berges
Title: Executive Vice

President and Chief Financial Officer